UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, P.O. BOX 5049,
BOSTON, 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Tracie A. Coop	Clifford Chance US LLP
Secretary	31 West 52nd Street
2 Avenue de Lafayette, P.O. Box 5049	New York, New York 10019-6131
Boston, Massachusetts 02111
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: February 28, 2011

Item 1. Report to Stockholders.

2

The Taiwan Fund, Inc ®
s   s   s   s   s   s   s   s   s   s   s   s   s   s
Semi-Annual Report
February 28, 2011
(Unaudited)
The Taiwan
Fund, Incs
What’s Inside
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  Chairman’s Statement

Dear Stockholders,

In the six months since I last wrote to you, Taiwan’s equity market has continued to prosper with the Taiwan Stock Exchange Index (the “TAIEX” or “Index”), returning 21.7%* in U.S. dollar terms. This time, however, The Taiwan Fund, Inc.’s (the “Fund”) performance has come in slightly behind that of the Index, gaining 20.5%* in the review period.

The manager has maintained the Fund’s underweight position in electronics, preferring to concentrate on those companies which will benefit the most from the increasing spending power enjoyed by Taiwanese citizens and from the strengthening economic relationship between the island and its giant neighbor.

The latter of these themes is dealt with in some detail in the manager’s report, but to his comments I would add that tourism from China continues to boom in Taiwan; Chinese visitors rose to 1.6 million in 2010, up from 972,000 in 2009. With the daily limit of Chinese visitors allowed into Taiwan recently raised to 4,000, this total is set to grow — to the great benefit of the island’s economy, and, one hopes, to our Fund, which the manager believes he has positioned to take advantage of this influx.

Staying with the theme of cross-strait rapprochement, it is heartening to see strategic alliances being forged between Chinese and Taiwanese companies, exemplified by the partnership recently struck up between the company that controls Taiwan Life Insurance and Golden Meditech, a Chinese medical services provider.

The Taiwanese economy is thriving: gross domestic product (“GDP”) beat expectations in the third and fourth quarters, and for 2010 as a whole the revised growth rate of 10.8% was the highest annual figure since 1987. Growth is predicted to slow in 2011, but 4.8% is not to be sneezed at. And inflation, which has been plaguing other markets in the region, is the lowest in Asia (outside Japan).

Presented with these considerations and those set out in the manager’s report, I am optimistic about the Fund’s prospects in the coming months and years. On behalf of the Board of Directors, I would like to thank you for your continuing support of the Fund.

Sincerely,
Harvey Chang
Chairman

*	Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

  Report of the Investment Manager

Review

This was a strong period for the Taiwanese market, which rose 21.7% in the six months ended February 28, 2011. Most of the market’s gains came in the first three months (+15.6%), but the TAIEX continued to rally in December and January before slumping in February, on a combination of factors. Investors took profits on the appreciation on the NT dollar by selling large-cap positions; ‘China concept’ shares sold off on alarmist media reports about the threat of a ‘jasmine revolution’ on the mainland; and the proposal of a luxury tax hurt property developers.

The Fund lagged the Index slightly in this review period, rising 20.5%. The shortfall came in the last three months, when the Fund’s overweights in the building and food sectors hampered relative returns. Since Martin Currie’s tenure as manager began last May, however, the Fund has outperformed, returning 28.5% against the TAIEX’s gain of 25.6%.

In the strong markets, the largest detractor from relative performance was not holding Index heavyweight HTC Corp. Formosa Chemicals & Fibre Corp. and Formosa Plastics Group were also detrimental to relative returns, performing well after the Fund had sold them. Among the portfolio stocks which lagged the Index, the main negative contributors were Syncmold Enterprise Corp., which manufactures molds and hinges for the electronics industry, and WPG Holdings Co. Ltd., a distributor of electronic components.

On the positive side, China Petrochemical Development Corp. was the largest contributor, while Wistron NeWeb Corp. (smartphones) and Far Eastern Department Stores, Ltd. also did well. And the Fund’s relative performance was given a boost from the avoidance of tech giants MediaTek, Inc. and Hon Hai Precision Industry Co., Ltd., both of which underperformed the broader market.

During the review period, we continued to find attractive investment ideas for the portfolio. New positions we established include the following stocks: Chinatrust Financial Holding Co., Ltd. (a consumer bank); Taiwan Surface Mounting Technology Corp. (a tech firm which is benefiting from LED TV growth); MPI Corp. (testing equipment); Taiwan High Speed Rail Corp. (which is enjoying good growth in both customer numbers and average ticket prices, and is likely to benefit from the extension of its 30-year build/operate/transfer contract); Union Bank of Taiwan (an improving operator in Taiwan’s recovering banking sector); Good Friend International Holdings, Inc. (computer-numerical-control tools, strong in China); Advantech Co., Ltd. (industrial PCs); King’s Town Construction Co., Ltd. (Kaohsiung property); CHIPBOND Technology Corp. (IC packaging); and Wistron NeWeb Corp. (which started making Lenovo’s smartphones in the fourth quarter of 2010)

On the sales side, we reduced or closed positions in Soft-World International Corp., Cathay Financial Holding Co., Ltd., Hon Hai Precision Industry Co., Ltd., Chicony Electronics Co., Ltd., Formosa Plastics Group, Formosa Chemicals & Fibre Corp., Jih Sun Financial Holdings Co., Ltd., Avermedia Technologies, Inc., TPK Holding Co., Ltd., and Syncmold Enterprise Corp.

Outlook

Enterprise investment and domestic consumption in Taiwan are picking up. Some manufacturers are now increasing their production base in Taiwan, instead of China, given the greater convenience and declining mainland labor-cost and tax advantages. This should continue to improve demand for land, labor, capital equipment and local financial services.

Meanwhile, the incentives for Chinese companies to invest in Taiwan have been enhanced by the Taiwanese government’s agreement to open several more sectors to Chinese investment, albeit with a ceiling. Chinese companies can now own up to 10% of Taiwanese IC foundries, DRAM manufacturers, semiconductor packagers and testers, and panel-makers, and can own up to 20% of pharmaceutical companies.

Another positive development is the recovery in exports, not just to emerging markets like the Middle East and Africa, but also to developed markets. Thanks to the revival in exports and the increase in enterprise investment, the unemployment rate is falling (4.67% for December), salaries are rising once more, consumption is booming (retail numbers for December hit a record high and new-car sales in January grew by 105% year on year), consumer confidence is climbing (86.7 in January, a 10-year high), foreign-exchange reserves are expanding (to U.S. $387 billion in January, another record high), and the NT dollar is appreciating.

The most notable recent development in policy is the ‘luxury tax’, through which the government hopes to restrain speculation on property. If luxury property is sold within two years, it attracts a 15% tax, which seems reasonable given the recent strength of the property market. We are less comfortable with the 10% tax on luxury goods like cars, yachts, club-membership cards and private jets (although we can see that it would be electorally popular — see below).

The media has reported that the presidential election, originally planned for March 2012, might be moved earlier to coincide with legislative elections in January 2012. We expect the ruling party to announce further economy-boosting policies in order to stay in power.

Finally, unlike some other developing economies, the rate of inflation in Taiwan fell in January, to 1.10% (from 1.24% in December 2010), helped by currency strength. Given all these positive developments and with the island’s GDP forecast to grow by 4.8% in 2011, we remain upbeat about the prospects for investment in Taiwan in general — and for this portfolio in particular — over the coming year.

Sincerely,

Chris Ruffle

Portfolio Manager

  About the Portfolio Manager (unaudited)

Mr. Chris Ruffle serves as the portfolio manager for the Fund’s portfolio. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg’s office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund, The China Fund, Inc. and the China “A” Share Fund.

  Portfolio Snapshot*

Top Ten Equity Holdings

Holdings As Of February 28, 2011%

China Petrochemical Development Corp.	3.7

Far Eastern Department Stores, Ltd.	3.6

Wah Lee Industrial Corp.	3.6

Chinatrust Financial Holding Co., Ltd.	3.4

President Chain Store Corp.	3.2

SinoPac Financial Holdings Co., Ltd.	3.1

Tung Ho Steel Enterprise Corp.	2.9

Synnex Technology International Corp.	2.7

KGI Securities Co., Ltd.	2.7

Fubon Financial Holding Co., Ltd.	2.6

Top Ten Industry Weightings

Weightings As Of February 28, 2011%

Financial and Insurance	15.8

Trading and Consumers’ Goods	13.0

Electronic Products Distribution	9.8

Plastic	7.7

Building Material and Construction	6.8

Other Electronic	5.4

Textile	4.0

Food	3.7

Communications and Internet	3.6

Electric Machinery	3.0

Top Ten Equity Holdings

Holdings As Of August 31, 2010%

Taiwan Semiconductor Manufacturing Co., Ltd.	3.6

Nan Ya Plastics Corp.	3.6

President Chain Store Corp.	3.5

Synnex Technology International Corp.	3.4

Hon Hai Precision Industry Co., Ltd.	3.0

Tung Ho Steel Enterprise Corp.	2.9

Far Eastern Department Stores, Ltd.	2.9

KGI Securities Co., Ltd.	2.8

Fubon Financial Holding Co., Ltd.	2.8

WPG Holdings Co., Ltd.	2.5

Top Ten Industry Weightings

Weightings As Of August 31, 2010%

Financial and Insurance	13.6

Trading and Consumers’ Goods	12.6

Other Electronic	9.6

Electronic Products Distribution	8.0

Plastic	7.7

Building Material and Construction	5.3

Computer and Peripheral Equipment	4.1

Semiconductor	3.6

Electric Machinery	3.5

Food	3.5

*	Percentages based on net assets.

  Industry Allocation

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2011. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of February 28, 2011 is contained in the Schedule of Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

  Schedule of Investments/February 28, 2011
  (Showing Percentage of Net Assets) (unaudited)

		US $
		VALUE
	SHARES	(NOTE 1)

COMMON STOCKS — 94.4%
CEMENT — 0.7%
Cement Industry — 0.7%
Wei Mon Industry Co., Ltd.	4,204,296	$2,607,633

TOTAL CEMENT		2,607,633

CHEMICALS — 3.1%
Biotechnology and Medical Care Industry — 1.2%
Excelsior Medical Co., Ltd.	1,507,729	4,541,383

Chemical Industry — 1.9%
China Steel Chemical Corp.	1,600,000	6,857,834

TOTAL CHEMICALS		11,399,217

CONSTRUCTION — 6.8%
Building Material and Construction Industry — 6.8%
Continental Holdings Corp.*#	7,468,000	3,037,712
Good Friend International Holdings, Inc., TDR	825,000	682,254
Hung Poo Real Estate Development Corp.	3,061,000	4,558,520
King’s Town Construction Co., Ltd.	2,719,000	2,778,687
Prince Housing & Development Corp.	9,899,760	6,822,371
Taiwan Land Development Corp.*	14,586,183	6,717,676

TOTAL CONSTRUCTION		24,597,220

ELECTRIC AND MACHINERY — 3.0%
Electric Machinery Industry — 3.0%
Awea Mechantronic Co., Ltd. #	2,260,000	2,731,267
Depo Auto Parts Industrial Co., Ltd. #	1,674,000	3,939,221
Yungtay Engineering Co., Ltd. #	3,274,000	4,281,393

TOTAL ELECTRIC AND MACHINERY		10,951,881

ELECTRONICS — 24.8%
Communications and Internet Industry — 3.6%
Chunghwa Telecom Co., Ltd.	1,190,400	3,525,540
Far EasTone Telecommunications Co., Ltd.	4,924,000	7,034,995
Wistron NeWeb Corp.	723,000	2,369,735

		12,930,270

Computer and Peripheral Equipment Industry — 2.1%
Advantech Co., Ltd.	1,341,000	3,687,558
Avermedia Technologies, Inc.	165,000	192,751
Clevo Co.	2,258,000	3,878,838

		7,759,147

Electronic Parts/Components Industry — 1.0%
Longwell Co.	2,668,000	3,569,651

Electronic Products Distribution Industry — 9.8%
Synnex Technology International Corp.	4,238,544	10,002,548
Wah Lee Industrial Corp. #	6,644,000	13,088,325
WPG Holdings Co., Ltd.	2,947,725	5,053,753
WT Microelectronics Co., Ltd. #	5,056,000	7,699,492

		35,844,118

Optoelectronic Industry — 1.1%
Taiwan Surface Mounting Technology Corp.	1,632,000	3,988,516

Other Electronic Industry — 5.4%
Aurora Corp. #	2,711,000	4,547,648
Powercom Co., Ltd.*	3,801,000	9,072,209
Tatung Co., Ltd.*	26,073,000	6,056,558

		19,676,415

Semiconductor Industry — 1.8%
CHIPBOND Technology Corp.*	1,316,000	2,251,803
MPI Corp.*	1,098,000	4,355,532

		6,607,335

TOTAL ELECTRONICS		90,375,452

FINANCE — 15.8%
Financial and Insurance Industry — 15.8%
China Life Insurance Co., Ltd.	4,191,254	3,980,332
Chinatrust Financial Holding Co., Ltd.	16,067,000	12,530,823
Fubon Financial Holding Co., Ltd.	7,349,624	9,277,520
KGI Securities Co., Ltd.	20,740,000	9,935,288
SinoPac Financial Holdings Co., Ltd.	26,935,000	11,092,001
Union Bank of Taiwan*	4,408,000	1,630,013
Yuanta Financial Holding Co., Ltd.	13,013,000	8,858,481

TOTAL FINANCE		57,304,458

FOODS — 3.7%
Food Industry — 3.7%
Gourmet Master Co., Ltd.*	204,000	1,831,042
Lien Hwa Industrial Corp.	4,815,000	3,253,488
Uni-President Enterprises Corp.	6,600,000	8,375,634

TOTAL FOODS		13,460,164

GLASS AND CERAMICS — 1.5%
Glass and Ceramic Industry — 1.5%
Taiwan Glass Industrial Corp.	4,481,320	5,430,853

TOTAL GLASS AND CERAMICS		5,430,853

HEALTHCARE — 2.5%
Healthcare Industry — 2.5%
Pacific Hospital Supply Co., Ltd.	1,099,948	4,326,282
St. Shine Optical Co., Ltd.	392,000	4,744,008

TOTAL HEALTHCARE		9,070,290

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/February 28, 2011 (unaudited) (continued)

		US $
		VALUE
	SHARES	(NOTE 1)

HEALTHCARE — (continued)
Healthcare Industry — (continued)
OTHERS — 1.5%
Other Industry — 1.5%
Globe Union Industrial Corp. #	5,128,000	$5,266,427

TOTAL OTHERS		5,266,427

PLASTICS — 7.7%
Plastic Industry — 7.7%
China Petrochemical Development Corp.*	11,711,000	13,306,613
Nan Ya Plastics Corp.	3,217,000	9,268,057
Yem Chio Co., Ltd.	5,701,316	5,500,648

TOTAL PLASTICS		28,075,318

RUBBER — 1.9%
Rubber Industry — 1.9%
TSRC Corp.	3,057,000	7,039,517

TOTAL RUBBER		7,039,517

STEEL AND IRON — 2.9%
Iron and Steel Industry — 2.9%
Tung Ho Steel Enterprise Corp.	10,099,000	10,592,288

TOTAL STEEL AND IRON		10,592,288

TEXTILES — 4.0%
Textile Industry — 4.0%
Far Eastern New Century Corp.	3,121,200	4,831,790
Li Peng Enterprise Co., Ltd.*	9,847,000	5,528,117
Makalot Industrial Co., Ltd. #	1,828,000	4,197,143

TOTAL TEXTILES		14,557,050

TRANSPORTATION — 1.5%
Shipping and Transportation Industry — 1.5%
Farglory F T Z Investment Holding Co., Ltd.*	3,809,000	3,713,349
Taiwan High Speed Rail Corp.*#	9,275,715	1,870,921

TOTAL TRANSPORTATION		5,584,270

WHOLESALE AND RETAIL — 13.0%
Trading and Consumers’ Goods Industry — 13.0%
Far Eastern Department Stores, Ltd.	8,794,500	13,230,036
Mercuries & Associates, Ltd.	6,680,100	4,828,122
PC Home Online	922,125	5,161,321
President Chain Store Corp.	2,840,000	11,790,769
Taiwan Tea Corp.	8,231,000	4,897,593
Test-Rite International Co., Ltd. #	10,622,000	7,480,784

TOTAL WHOLESALE AND RETAIL		47,388,625

TOTAL COMMON STOCKS (Cost — $259,150,362)		343,700,663

TOTAL INVESTMENTS — 94.4% (Cost — $259,150,362)ˆ		$343,700,663

OTHER ASSETS AND LIABILITIES, NET — 5.6%		$20,308,033

NET ASSETS — 100.0%		$364,008,696

Legend:
TDR – Taiwan Depositary Receipt
US $ – United States Dollar

*	Non-income producing
#	Illiquid security. At February 28, 2011, the value of these securities amounted to $58,140,333 which represented 16.0% of net assets.
ˆ	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $259,150,362) (Notes 1 and 2)		$343,700,663
Cash		13,943,312
Cash in New Taiwan dollars (cost $5,561,022)		5,560,851
Receivable for securities sold		4,389,077
Prepaid expenses		9,759

Total assets		367,603,662

Liabilities:
Payable for securities purchased	$3,044,964
Accrued management fees (Note 3)	239,370
Other payables and accrued expenses	310,632

Total liabilities		3,594,966

Net Assets		$364,008,696

Net Assets Consist of:
Paid in capital		$293,255,556
Accumulated undistributed net investment loss		(3,081,097)
Accumulated net realized loss on investments in securities and foreign currency		(10,721,680)
Net unrealized appreciation on investments in securities and foreign currency		84,555,917

Net Assets		$364,008,696

Net Asset Value, per share ($364,008,696/18,575,214 shares outstanding)		$19.60

STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2011 (unaudited)

Investment Income:
Dividends		$595,305
Interest		254

		595,559
Less: Taiwan withholding tax (Note 1)		(83,048)

Total investment income		512,511
Expenses:
Management fees (Note 3)	$1,471,258
Directors’ fees and expenses	197,839
Administration and accounting fees	160,078
Custodian fees	154,342
Legal fees	136,599
Taiwan stock dividend tax (Note 1)	52,321
Shareholder communications	45,628
Audit fees	36,492
Compliance services fees	35,380
Delaware franchise tax	34,788
Insurance fees	31,885
Transfer agent fees	14,245
Miscellaneous	16,986

Total expenses		2,387,841

Net Investment Loss		(1,875,330)

Realized and Unrealized Gain (Loss) on:
Net realized gain on:
Investment securities	29,464,644
Foreign currency transactions	3,842,101

		33,306,745
Net change in unrealized appreciation (depreciation) on:
Investment securities	30,661,436
Foreign currency translations	14,975

		30,676,411

Net realized and unrealized gain		63,983,156

Net Increase in Net Assets Resulting From Operations		$62,107,826

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	February 28, 2011	August 31, 2010
	(unaudited)

Increase in Net Assets
Operations:
Net investment income (loss)	$(1,875,330)	$2,992,423
Net realized gain on investments and foreign currency transactions	33,306,745	41,584,852
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	30,676,411	3,083,293

Net increase in net assets resulting from operations	62,107,826	47,660,568

Distributions to shareholders from:
Net investment income	(1,513,500)	(1,312,691)

Capital stock transactions:
Reinvestment of distributions from net investment income (102 and 166 shares, respectively)	2,010	2,435

Increase in net assets	60,596,336	46,350,312

Net Assets
Beginning of period	303,412,360	257,062,048

End of period	364,008,696	303,412,360

Accumulated undistributed net investment income (loss) included in end of period net assets	$(3,081,097)	$307,733

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENT OF CASH FLOWS
For the Six Months Ended February 28, 2011 (unaudited)

Increase/(decrease) in cash –
Cash flows from operating activities:
Net increase in net assets from operations	$62,107,826
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(81,768,711)
Proceeds from disposition of investment securities	86,038,957
Proceeds from foreign cash transactions	3,857,076
Decrease in dividends receivable	1,697,434
Increase in receivables for securities sold	(4,389,077)
Decrease in prepaid expenses	31,103
Increase in payable for securities purchased	3,044,964
Increase in accrued management fees	15,846
Decrease in Taiwan stock dividend tax payable	(239,445)
Decrease in accrued directors’ fees and expenses	(18,239)
Increase in other payables and accrued expenses	125,276
Unrealized appreciation (depreciation) on investment securities	(30,661,436)
Unrealized appreciation (depreciation) on assets and liabilities denominated in foreign currencies	(14,975)
Net realized gain on foreign currency transactions	(3,842,101)
Net realized gain from investment securities	(29,464,644)

Net cash received from operating activities	6,519,854

Cash flows from financing activities:
Cash distributions paid	(1,511,490)

Net cash used in financing activities	(1,511,490)

Net increase in cash	5,008,364
Cash:
Beginning of period	14,495,799

End of period	$19,504,163

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,010.

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 28, 2011		2010ˆ	2009	2008	2007	2006
	(unaudited)

Selected Per Share Data
Net asset value, beginning of period	$16.33		$13.84	$15.71	$23.73	$17.39	$14.76

Income from Investment Operations:
Net investment income (loss)(a)	(0.10)		0.16	0.18	0.27	0.16	0.00	*
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.45		2.40	(1.88)	(4.91)	6.18	2.68

Total from investment operations	3.35		2.56	(1.70)	(4.64)	6.34	2.68

Less Distributions to Shareholders from:
Net investment income	(0.08)		(0.07)	(0.04)	(0.43)	—	(0.05)
Net realized gains	—		—	—	(2.76)	—	—
Distribution in excess of net investment income	—		—	(0.13)	—	—	—

Total distributions to shareholders	(0.08)		(0.07)	(0.17)	(3.19)	—	(0.05)

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—		—	—	(0.19)	—	—

Net asset value, end of period	$19.60		$16.33	$13.84	$15.71	$23.73	$17.39

Market value, end of period	$17.89		$14.67	$12.14	$14.32	$21.43	$15.83

Total Return
Per share market value(e)	22.45	%†	21.42%	(13.68)%	(20.29)%	35.38%	19.05%
Per share net asset value(e)	20.52	%†	18.56%	(10.29)%	(21.03)%	36.46%	18.20%

Ratio and Supplemental Data:
Net assets, end of period (000s)	$364,009		$303,412	$257,062	$291,877	$388,316	$284,561
Ratio of expenses before fee waiver(b)	1.34	%(d)	1.49%	1.79%	1.97%	1.94%	1.92	%(c)
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.31	%(d)	1.40%	1.66%	1.87%	1.82%	1.77	%(c)
Ratio of expenses after fee waiver	1.34	%(d)	1.49%	1.63%	1.71%	1.82%	1.77	%(c)
Ratio of net investment income (loss)	(1.05	)%(d)	1.03%	1.61%	1.35%	0.80%	0.02	%(c)
Portfolio turnover rate	24	%†	101%	109%	85%	78%	110%

(a)	Based on average shares outstanding during the period.
(b)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)	Ratio includes reduction of the management fees; see Note 3. Without this reduction the ratios would be 1.98%, 1.82% and -0.04%, respectively.
(d)	Annualized.
(e)	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.
*	Amount represents less than $0.005 per share.

ˆ	As of May 8, 2010, Martin Currie succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.

†	Not annualized.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

Events or transactions occurring after year end through the date the financial statements were issued, have been evaluated by management in the preparation of the financial statements. The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocksˆ	$343,700,663	$—	$—	$343,700,663

Total	$343,700,663	$—	$—	$343,700,663

ˆ	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Fair Value

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

Measurements and Disclosures” (“ASU 2010-06”). ASU 2010-06 requires disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Fund discloses significant transfers between levels based on valuations at the end of the reporting period. For the period ended February 28, 2011, there were no transfers between Levels 1 and 2. ASU 2010-06 also requires additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2011 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment Fund under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Fund taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and foreign jurisdictions where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.  The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, post October loss deferrals and capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	Purchases and Sales of Securities

For the six months ended February 28, 2011, purchases and sales of securities, other than short-term securities, aggregated $81,768,711 and $89,253,399, respectively.

3.	Management Fees and Other Service Providers

Management Fee.  As the Fund’s investment adviser, Martin Currie, Inc., receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

  Notes to Financial Statements (unaudited) (continued)

3.	Management Fees and Other Service Providers – continued

For the period ended February 28, 2011, the management fee was equivalent to an annual rate of 0.83% of average net assets.

Administration Fees.  State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. As of August 31, 2010 State Street succeeded Mega Bank as custodian for the Fund’s Taiwan assets and now serves as custodian for all the Fund’s assets.

Directors’ Fees and Expenses.  The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers.  Foreside Compliance Services, LLC (“FCS”) provides the Fund with a Chief Compliance Officer. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Martin Currie pays FMS customary fees for its services pursuant to the Treasury Services Agreement between the Fund and FMS. Neither FCS nor FMS have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General.  Certain directors and officers of the Fund may also be directors or employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

4.	Fund Shares

At February 28, 2011, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 18,575,214 were issued and outstanding. On January 6, 2011, the Fund issued 102 shares of its common stock, valued at $2,010, to shareholders participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

5.	Federal Tax Information

The tax character of distributions made by the Fund during the year ended August 31, 2010 is as follows:

Year Ended
August 31, 2010

Ordinary Income	$1,312,691

Total	$1,312,691

On December 28, 2010, the Fund distributed $1,513,500 from ordinary income to shareholders of record.

Net unrealized appreciation of the Fund’s investment securities was $84,550,301 of which $87,116,767 related to appreciated investment securities and $2,566,466 related to depreciated investment securities. In addition, as of August 31, 2010, the Fund had available for federal income tax purposes a capital loss carryover of $(43,053,037) of which $(34,329,861) and $(8,723,176) expire on August 31, 2017 and August 31, 2018, respectively, which can be used to offset certain future realized capital gains.

  Other Information (unaudited)

Federal Tax Information.  The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2010, the total amount of foreign taxes paid that will be passed through to its shareholders and foreign source income for information reporting purposes will be $1,032,263 (representing taxes withheld plus taxes on stock dividends) and $9,108,721, respectively.

Share Repurchase Program

The Fund’s Board, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2011 no shares have been repurchased by the Fund.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐	Information it receives from shareholders on applications or other forms;
☐	Information about shareholder transactions with the Fund, its affiliates, or others; and
☐	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in

  Other Information (unaudited) (continued)

Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 29, 2010, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078,

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-877-864-5056
www.thetaiwanfund.com

Investment Adviser
Martin Currie, Inc.
Edinburgh, Scotland

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Bing Shen, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Jamie Skinner, President
Chris Ruffle, Vice President
Cynthia Morse-Griffin, Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
Tracy A. Coop, Secretary
William C. Cox, Assistant Treasurer

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodian
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
Canton, MA

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA

Item 2. Code of Ethics.
Not required for this filing.
Item 3. Audit Committee Financial Expert.
Not required for this filing.
Item 4. Principal Accountant Fees and Services.
Not required for this filing.
Item 5. Audit Committee of Listed Registrants.
Not required for this filing.
Item 6. Schedule of Investments.
(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not required for this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2010 and as filed in Form N-CSR on November 10, 2010 (SEC Accession No: 0000950123-10-103770).
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s

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second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE TAIWAN FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	May 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	May 6, 2011

By:	/s/ Cynthia Morse-Griffin
Cynthia Morse-Griffin
Treasurer of The Taiwan Fund, Inc.

Date:	May 6, 2011

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